Long-term investments (Held-to-maturity investments and other long-term investments) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Equity investments – equity method	¥ 42,500	$ 6,181	¥ 42,500
Equity investments – measurement alternative	165,253	24,035	0
Equity investments – cost method	0	0	47,568
Held-to-maturity investments	197,469	28,721	0
Other long-term investments	897,284	130,505	394,923
Total	¥ 1,302,506	$ 189,442	¥ 484,991